UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2020
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300
Irvine, California 92612
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

Workforce Reduction Plan

On May 13, 2020, TRI Pointe Group, Inc., a Delaware corporation (the “Company”), committed to a workforce reduction plan that was predominantly implemented on May 13–14, 2020. The workforce reduction plan was adopted due to the existing and anticipated future impact of the COVID-19 pandemic on the Company’s business. The Company expects to incur approximately $5 to $6 million of pre-tax restructuring and related charges consisting of severance and related costs, which the Company expects to incur during the second quarter of 2020. The Company anticipates that the workforce reduction will decrease overhead expenses by approximately $33 million on an annualized basis, of which the Company expects to realize approximately $21 million over the remainder of 2020.

Temporary Reduction in Base Salaries for Management

Due to the impact of COVID-19 on the Company’s business, with approval of the Company’s Board of Directors (the “Board”), the Company’s named executive officers have agreed to a reduction of their respective base salaries, as follows: (i) the base salaries of Douglas F. Bauer, the Company’s Chief Executive Officer, and Thomas J. Mitchell, the Company’s Chief Operating Officer and President, have been reduced by 20%; and (ii) the base salaries of Glenn J. Keeler, the Company’s Chief Financial Officer, Chief Accounting Officer and Treasurer, and David C. Lee, the Company’s Vice President, General Counsel and Secretary, have been reduced by 10%. Other members of the Company’s senior management team and the Company’s division presidents also agreed to a 10% reduction of their base salaries. The foregoing base salary reductions for the Company’s named executive officers, other members of the Company’s senior management team and the Company’s division presidents are effective for three months.

Temporary Reduction in Director Cash and Incentive Compensation

Further, due to the impact of COVID-19 on the Company’s business, the Board approved the following reductions to non-employee director compensation: (i) with respect to the annual cash retainer and Board and committee fees (which retainer and fees are payable pro rata on a quarterly basis), a 50% reduction in the portion of such amounts that are payable for the second, third and fourth quarters of 2020; and (ii) a reduction of the annual restricted stock unit award from $140,000 to $100,000.

Forward-Looking Statements

The Company’s public communications and SEC filings may contain statements related to future, not past, events. These forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,”    “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or other words that convey the uncertainty of future events or outcomes. These forward-looking statements may include, but are not limited to, statements regarding the Company’s strategy, projections and estimates concerning the timing and success of specific projects and the Company’s future production, land and lot sales, the outcome of legal proceedings, the anticipated impact of natural disasters or contagious diseases on its operations, operational and financial results, including its estimates for growth, financial condition, sales prices, prospects and capital spending.

The major risks and uncertainties—and assumptions that are made—that affect the Company’s business and may cause actual results to differ from these forward-looking statements include, but are not limited to: the effects of the ongoing COVID-19 pandemic, which are highly uncertain, cannot be predicted and will depend upon future developments, including the severity of COVID-19 and the duration of the outbreak, the duration of existing social distancing and shelter-in-place orders, further mitigation strategies taken by applicable government authorities, the availability of a vaccine, adequate testing and treatments and the prevalence of widespread immunity to COVID-19; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S.; market demand for the Company’s products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; the availability of desirable and reasonably priced land and the Company’s ability to control, purchase, hold and develop such parcels; access to adequate capital on acceptable terms; geographic concentration of the Company’s operations, particularly within California; levels of competition; the successful execution of the Company’s internal performance plans, including restructuring and cost reduction initiatives; raw material and labor prices and availability; oil and other energy prices; the effect of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; the effect of weather, including the re-occurrence of drought conditions in California; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters; the risk of loss from acts of war, terrorism or outbreaks of contagious diseases, such as COVID-19; transportation costs; U.S. federal and state tax policies; the effect of land use, environment and other governmental laws and regulations; legal proceedings or disputes and the adequacy of reserves; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; changes in accounting principles; risks related to unauthorized access to the Company’s computer systems, theft of the Company’s homebuyers’ confidential information or other forms of cyber-attack; and the other factors that are described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 19, 2020, and under Part II, Item 1A, of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on April 23, 2020, as such descriptions may be updated or amended in any future reports the Company files with the SEC. These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in its forward-looking statements. Forward-looking statements speak only as of the date they were made, and the Company does not undertake to update them.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Group, Inc.

Date: May 15, 2020	By:	/s/ David C. Lee
David C. Lee, Vice President, General Counsel and Secretary

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